DEFERRED REVENUES	12 Months Ended
Dec. 31, 2023
Deferred Revenue [Abstract]
DEFERRED REVENUES
NOTE 5:-	DEFERRED REVENUES

Deferred revenues as of December 31, 2023 and 2022 were $15,700 and $8,162, respectively, and primarily relate to revenues that are recognized over time for service contracts. Approximately $6,010 out of the balance as of December 31, 2022 was recognized as revenues during the year ended December 31, 2023.

The balance of deferred revenues approximates the aggregate amount of the billed and collected amount allocated to the unsatisfied performance obligations at the end of reporting period.

The aggregate estimated amount of the transaction price allocated to performance obligations from contracts with customers that have an original expected duration of more than one year and that are unsatisfied (or partially unsatisfied) as of December 31, 2023 is approximately $346,282. Such unsatisfied performance obligations, other than for large scale governmental projects (expected to be recognized over periods of approximately 6-12 years), principally relate to contracts in which the Company committed to provide customer care services, extended warranty on equipment delivered to its customers or other services for an original period of more than one year.

The Company elected to use the exemption of not disclosing the prices allocated to performance obligations that are unsatisfied (or partially unsatisfied) as of the end of the reporting period, that are part of contracts that have an original expected duration of one year or less.